UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2017

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM

Investment portfolio

August 31, 2017

unaudited

Common stocks 89.41% Financials 19.00%	Shares	Value (000)
Discovery Ltd.1	4,681,357	$54,229
MONETA Money Bank, AS, non-registered shares1	14,395,258	50,478
First Abu Dhabi Bank PJSC, non-registered shares1	16,417,744	46,507
Sberbank of Russia PJSC (ADR)1	2,586,300	35,346
Sberbank of Russia PJSC1	3,235,447	10,247
China Pacific Insurance (Group) Co., Ltd., Class H1	9,208,200	43,579
Credicorp Ltd.	186,300	37,789
Moscow Exchange MICEX-RTS PJSC1	20,689,139	37,601
Shinhan Financial Group Co., Ltd.1	808,261	37,232
Barclays Africa Group Ltd.1	2,900,000	33,103
ICICI Bank Ltd.1	6,471,195	30,306
Housing Development Finance Corp. Ltd.1	821,211	22,814
Union National Bank PJSC1	17,147,988	19,762
KBC Ancora CVA1	355,629	19,349
Grupo Financiero Inbursa, SAB de CV	10,288,500	17,206
Bank Central Asia Tbk PT1	11,155,800	15,829
AIA Group Ltd.1	2,051,800	15,757
JSE Ltd.1	979,786	10,136
KBC Groep NV1	105,500	8,676
Siam Commercial Bank Public Co. Ltd., foreign registered1	1,482,300	6,722
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	6,093
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	266,033	1,869
		560,630
Information technology 14.08%
Taiwan Semiconductor Manufacturing Co., Ltd.1	13,552,800	97,564
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	443,200	16,385
Samsung Electronics Co., Ltd.1	38,927	80,382
Samsung Electronics Co., Ltd., nonvoting preferred1	6,447	10,824
Delta Electronics, Inc.1	11,691,127	64,312
MediaTek Inc.1	3,662,000	32,970
Quanta Computer Inc.1	9,293,400	21,185
Vanguard International Semiconductor Corp.1	9,632,000	17,428
VTech Holdings Ltd.1	1,088,300	15,301
Broadcom Ltd.	60,350	15,212
Accenture PLC, Class A	113,000	14,776
MercadoLibre, Inc.	42,000	10,856
Tencent Holdings Ltd.1	243,500	10,347
Catcher Technology Co., Ltd.1	631,000	8,063
		415,605
Consumer staples 11.85%
Carlsberg A/S, Class B1	378,857	43,510
Shoprite Holdings Ltd.1	2,133,776	36,986
Thai Beverage PCL1	51,929,700	35,645
Nestlé SA1	412,329	34,992
Danone SA1	426,703	33,634

American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited

Common stocks Consumer staples (continued)	Shares	Value (000)
Unilever PLC1	568,900	$33,263
British American Tobacco PLC1	460,200	28,697
Philip Morris International Inc.	199,200	23,292
PZ Cussons PLC1	4,796,900	21,270
Diageo PLC1	627,700	21,028
Magnit PJSC1	91,409	17,021
Fomento Económico Mexicano, SAB de CV	1,075,300	10,761
Reckitt Benckiser Group PLC1	101,800	9,657
		349,756
Industrials 8.19%
CCR SA, ordinary nominative	10,481,935	58,139
CTCI Corp. (Taiwan)1	16,667,000	26,981
Airbus SE, non-registered shares1	316,085	26,587
Haitian International Holdings Ltd.1	8,696,000	26,122
AirTAC International Group1	1,723,993	24,071
BTS Rail Mass Transit Growth Infrastructure Fund1	52,714,700	17,911
International Container Terminal Services, Inc.1	8,631,900	17,616
Aggreko PLC1	1,287,000	15,004
IJM Corp. Bhd.1	14,011,100	10,974
Beijing Enterprises Holdings Ltd.1	1,456,900	8,139
SEEK Ltd.1	522,952	6,996
DP World Ltd.1	142,365	3,270
		241,810
Telecommunication services 8.02%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	87,236
HKT Trust and HKT Ltd., units1	25,813,960	33,323
Bharti Airtel Ltd.1	4,810,977	32,167
MTN Group Ltd.1	2,516,505	25,010
Singapore Telecommunications Ltd.1	8,245,700	22,518
Globe Telecom, Inc.1	549,875	21,493
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	36,434,100	12,832
MegaFon PJSC (GDR)1	213,000	2,101
		236,680
Consumer discretionary 7.50%
Astra International Tbk PT1	65,915,000	38,957
Matahari Department Store Tbk PT1	44,810,088	33,599
PT Surya Citra Media Tbk1	152,165,000	25,243
Sands China Ltd.1	5,476,300	24,541
Wynn Macau, Ltd.1	8,765,600	19,318
Pacific Textiles Holdings Ltd.1	16,554,791	16,840
Hyundai Motor Co., Series 21	166,805	15,104
Naspers Ltd., Class N1	57,740	13,018
Galaxy Entertainment Group Ltd.1	2,032,000	12,778
Shenzhou International Group Holdings Ltd.1	877,000	7,029
YUM! Brands, Inc.	68,500	5,262
Minth Group Ltd.1	935,500	4,329
Chow Sang Sang Holdings International Ltd.1	1,448,100	3,305
Mr Price Group Ltd.1	152,133	2,120
		221,443

American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited

Common stocks Health care 5.17%	Shares	Value (000)
Hypermarcas SA, ordinary nominative	5,931,000	$55,601
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,505,500	47,012
Odontoprev SA, ordinary nominative	6,284,050	29,585
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	8,267,500	20,361
		152,559
Materials 5.16%
Vale SA, ordinary nominative	4,283,616	47,737
Alrosa PJSC1	25,277,340	35,393
LafargeHolcim Ltd.1	420,126	24,700
Rio Tinto PLC1	393,400	19,041
Newcrest Mining Ltd.1	734,830	13,383
Potash Corp. of Saskatchewan Inc. (CAD denominated)	696,600	12,122
		152,376
Real estate 3.75%
Fibra Uno Administración, SA de CV REIT	21,389,900	38,152
Longfor Properties Co. Ltd.1	14,182,500	34,099
China Overseas Land & Investment Ltd.1	8,004,000	28,089
China Resources Land Ltd.1	3,278,000	10,287
		110,627
Utilities 1.64%
Electricity Generating PCL1	2,838,300	19,997
AES Corp.	996,200	10,998
Glow Energy PCL1	3,664,300	9,464
Enel Américas SA (ADR)	748,800	8,042
		48,501
Energy 0.33%
Tenaris SA (ADR)	301,400	8,008
Rosneft Oil Co. PJSC (GDR)1	331,400	1,724
		9,732
Miscellaneous 4.72%
Other common stocks in initial period of acquisition		139,302
Total common stocks (cost: $2,344,606,000)		2,639,021
Preferred securities 0.41% Consumer discretionary 0.41%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	12,041
Total preferred securities (cost: $10,800,000)		12,041
Rights & warrants 2.55% Consumer staples 2.28%
Savola Group Co., warrants, expire 20201,2	4,250,900	53,039
Inner Mongolia Yili Industrial Group Co., Ltd., warrants, expire 20181,2	4,054,300	14,333
		67,372

American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited

Rights & warrants Industrials 0.27%	Shares	Value (000)
Shenzhen Inovance Technology Co., Ltd., warrants, expire 20201,2	1,999,700	$7,989
Total rights & warrants (cost: $72,255,000)		75,361
Convertible bonds 0.32% Energy 0.08%	Principal?amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$ 4,562	1,255
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	4,299	1,010
		2,265
Miscellaneous 0.24%
Other convertible bonds in initial period of acquisition		7,069
Total convertible bonds (cost: $15,335,000)		9,334
Bonds, notes & other debt instruments 0.47% Corporate bonds & notes 0.23% Materials 0.23%
First Quantum Minerals Ltd. 7.50% 20252	6,525	6,704
Total corporate bonds & notes		6,704
Bonds & notes of governments outside the U.S. 0.23%
Peru (Republic of) 6.35% 2028	PEN20,150	6,682
U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%
U.S. Treasury 0.75% 2017	$375	375
Total U.S. Treasury bonds & notes		375
Total bonds, notes & other debt instruments (cost: $13,121,000)		13,761
Short-term securities 6.73%
American Honda Finance Corp. 1.23% due 11/21/2017	30,000	29,920
Caisse d’Amortissement de la Dette Sociale 1.27% due 10/2/20172	20,000	19,979
DBS Group Holdings, Ltd. 1.21% due 9/18/20172	25,175	25,160
Export Development Canada 1.22% due 10/3/2017	10,000	9,990
Federal Home Loan Bank 1.01%–1.07% due 9/20/2017–1/10/2018	35,000	34,915
General Electric Co. 1.08% due 9/1/2017	28,800	28,799
Mizuho Bank, Ltd. 1.26% due 11/2/20172	25,000	24,946
Sumitomo Mitsui Banking Corp. 1.30% due 11/8/20172	25,000	24,939
Total short-term securities (cost: $198,643,000)		198,648
Total investment securities 99.89% (cost: $2,654,760,000)		2,948,166
Other assets less liabilities 0.11%		3,379
Net assets 100.00%		$2,951,545

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,122,984,000, which represented 71.93% of the net assets of the fund. This amount includes $2,047,623,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $177,089,000, which represented 6.00% of the net assets of the fund.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. As of August 31, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $4,711,000.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that

American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited

are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$62,957	$497,673	$—	$560,630
Information technology	57,229	358,376	—	415,605
Consumer staples	34,053	315,703	—	349,756
Industrials	58,139	183,671	—	241,810
Telecommunication services	87,236	149,444	—	236,680
Consumer discretionary	5,262	216,181	—	221,443
Health care	85,186	67,373	—	152,559
Materials	59,859	92,517	—	152,376
Real estate	38,152	72,475	—	110,627
Utilities	19,040	29,461	—	48,501
Energy	8,008	1,724	—	9,732
Miscellaneous	76,276	63,026	—	139,302
Preferred securities	12,041	—	—	12,041
Rights & warrants	—	75,361	—	75,361
Convertible bonds	—	9,334	—	9,334
Bonds, notes & other debt instruments	—	13,761	—	13,761
Short-term securities	—	198,648	—	198,648
Total	$603,438	$2,344,728	$—	$2,948,166

*	Securities with a value of $2,047,623,000, which represented 69.37% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investments	$429,088
Gross unrealized depreciation on investments	(137,020)
Net unrealized appreciation on investments	292,068
Cost of investments	2,656,098

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts
PEN = Peruvian nuevos soles

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-100-1017O-S60744	American Funds Developing World Growth and Income Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 27, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 27, 2017